Chase Vista Money Market Funds

                        Supplement Dated October 20, 2000
                 Vista, Premier and Institutional Class Shares
                           Of the Cash Management Fund
                       Prospectus Dated December 29, 1999

The Cash Management Fund will discontinue operations and reorganize into the Prime Money Market Fund on October 20, 2000.

On July 26, 2000, the board of trustees of the Cash Management Fund approved the reorganization of the Cash Management Fund into the Prime Money Market Fund. On October 5, 2000 shareholders of record as of August 18, 2000 voted to approve the proposed reorganization of the Fund. Accordingly on October 20, 2000 the Cash Management Fund will transfer all of its assets and liabilities to Prime Money Market Fund in exchange for shares of the Prime Money Market Fund. As a result, shareholders of the Cash Management Fund will receive an equal number of shares of the same class in the Prime Money Market Fund. The Cash Management Fund will discontinue operations and reorganize into the Prime Money Market Fund on Friday October 20, 2000. As of that date the Cash Management Fund will no longer be open.